Exhibit 4.2

ANALOG DEVICES, INC.

$400,000,000 2.500% SENIOR NOTES DUE DECEMBER 5, 2021

$550,000,000 3.125% SENIOR NOTES DUE DECEMBER 5, 2023

$900,000,000 3.500% SENIOR NOTES DUE DECEMBER 5, 2026

$250,000,000 4.500% SENIOR NOTES DUE DECEMBER 5, 2036

SUPPLEMENTAL INDENTURE

Dated as of December 5, 2016

To

INDENTURE

Dated as of June 3, 2013

THE BANK OF NEW YORK

MELLON TRUST COMPANY, N.A.

Trustee

i

Exhibit A	FORM OF 2021 NOTE

Exhibit B	FORM OF 2023 NOTE

Exhibit C	FORM OF 2026 NOTE

Exhibit D	FORM OF 2036 NOTE

ii

SUPPLEMENTAL INDENTURE dated as of December 5, 2016 by and between Analog Devices, Inc., a Massachusetts corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

The Company has heretofore executed and delivered to the Trustee an indenture, dated as of June 3, 2013 (the “Base Indenture”), providing for the issuance from time to time of one or more Series of the Company’s securities.

Section 9.1 of the Base Indenture provides that the Company and the Trustee, without the consent of any holders of the Company’s Securities, from time to time may amend or supplement certain terms and conditions in the Base Indenture, including to provide for the issuance of and establishment of terms of a Series of Securities as permitted by Sections 2.1 and 2.2 thereof.

The Company desires and has requested the Trustee pursuant to Section 9.1 of the Base Indenture to join with it in the execution and delivery of this Supplemental Indenture (together with the Base Indenture, the “Indenture”) in order to supplement the Base Indenture as, and to the extent, set forth herein to provide for the issuance of and establish the forms and terms and conditions of the Notes (as defined below).

The execution and delivery of this Supplemental Indenture has been duly authorized by votes of the Board of Directors or a duly authorized committee thereof.

All conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined herein) of the 2.500% Senior Notes due December 5, 2021, the 3.125% Senior Notes due December 5, 2023, the 3.500% Senior Notes due December 5, 2026 and the 4.500% Senior Notes due December 5, 2036:

ARTICLE 1.

DEFINITIONS AND INCORPORATION

BY REFERENCE

Section 1.1. Relationship with Base Indenture.

The terms and provisions contained in the Base Indenture will constitute, and are hereby expressly made, a part of this Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of the Base Indenture conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture will govern and be controlling.

The Trustee accepts the amendment of the Base Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Base Indenture as hereby amended, but only upon the terms and conditions set forth in this Supplemental Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of the trust created by the Base Indenture, and without limiting the generality of the foregoing, the Trustee will not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (1) the proper authorization of this Supplemental Indenture by the Company, (2) the due execution hereof by the Company or (3) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Further, the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that the Trustee shall use its best efforts to resume performance as soon as practicable under the circumstances.

Section 1.2. Definitions.

Capitalized terms used herein without definition shall have the respective meanings set forth in the Base Indenture. The following terms have the meanings given to them in this Section 1.2:

“2021 Notes” means the 2.500% Senior Notes due December 5, 2021; provided that the Initial 2021 Notes and the Additional 2021 Notes, if any, will be treated as a single Series for all purposes under this Supplemental Indenture, and unless the context otherwise requires, all references to the 2021 Notes will include the Initial 2021 Notes and any Additional 2021 Notes.

“2023 Notes” means the 3.125% Senior Notes due December 5, 2023; provided that the Initial 2023 Notes and the Additional 2023 Notes, if any, will be treated as a single Series for all purposes under this Supplemental Indenture, and unless the context otherwise requires, all references to the 2023 Notes will include the Initial 2023 Notes and any Additional 2023 Notes.

“2026 Notes” means the 3.500% Senior Notes due December 5, 2026; provided that the Initial 2026 Notes and the Additional 2026 Notes, if any, will be treated as a single Series for all purposes under this Supplemental Indenture, and unless the context otherwise requires, all references to the 2026 Notes will include the Initial 2026 Notes and any Additional 2026 Notes.

“2036 Notes” means the 4.500% Senior Notes due December 5, 2036; provided that the Initial 2036 Notes and the Additional 2036 Notes, if any, will be treated as a single Series for all purposes under this Supplemental Indenture, and unless the context otherwise requires, all references to the 2036 Notes will include the Initial 2036 Notes and any Additional 2036 Notes.

“Additional 2021 Notes” means any 2021 Notes (other than the Initial 2021 Notes) issued under this Supplemental Indenture in accordance with Section 2.3 hereof, as part of the same Series as the Initial 2021 Notes.

“Additional 2023 Notes” means any 2023 Notes (other than the Initial 2023 Notes) issued under this Supplemental Indenture in accordance with Section 2.3 hereof, as part of the same Series as the Initial 2023 Notes.

“Additional 2026 Notes” means any 2026 Notes (other than the Initial 2026 Notes) issued under this Supplemental Indenture in accordance with Section 2.3 hereof, as part of the same Series as the Initial 2026 Notes.

“Additional 2036 Notes” means any 2036 Notes (other than the Initial 2036 Notes) issued under this Supplemental Indenture in accordance with Section 2.3 hereof, as part of the same Series as the Initial 2036 Notes.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures established by and customary for the Depositary that apply to such transfer or exchange.

“Attributable Debt” with regard to a Sale and Lease Back Transaction with respect to any Principal Property means, at the time of determination, the lesser of (i) the fair market value of the Principal Property subject to the Sale and Lease Back Transaction or (ii) the present value (discounted by the weighted average interest rate borne by all securities then outstanding under the Base Indenture at the time of determination compounded semiannually) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such Sale and Lease Back Transaction.

“Base Indenture” has the meaning set forth in the preamble to this Supplemental Indenture, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Below Investment Grade Rating Event” means the applicable Series of Notes is downgraded below Investment Grade by both Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following the consummation of such Change of Control (which Trigger Period shall be extended if the rating of such Series of Notes is under publicly announced consideration for possible downgrade by any Rating Agency on such 60th day, such extension to last with respect to each Rating Agency until the date on which such Rating Agency considering such possible downgrade either (i) rates such Series of Notes below Investment Grade or (ii) publicly announces that it is no longer considering such Series of Notes for possible downgrade, provided that no such extension will occur if on such 60th day such Series of Notes is rated Investment Grade by both Rating Agencies and are not subject to review for possible downgrade by either Rating Agency). In no event shall the Trustee be charged with knowledge of or responsibility for maintaining a “Below Investment Grade Rating Event” or “Trigger Period.”

“Change of Control” means the occurrence of any of the following:

(i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any person, other than to the Company or one of its direct or indirect Subsidiaries;

(ii) the consummation of any transaction (including any merger or consolidation) the result of which is that any person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(iii) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the outstanding Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction, measured by voting power rather than number of shares; or

(iv) the adoption of a plan providing for the Company’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i) the Company becomes a direct or indirect wholly owned subsidiary of a holding company (which shall include a parent company) and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of Voting Stock of the Company immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company. The term “person,” as used in this definition, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.

“Change of Control Triggering Event” means, with respect to a Series of Notes hereunder, the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Comparable Treasury Issue” means, with respect to any Notes to be redeemed, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming that such Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date, the arithmetic average of all Reference Treasury Dealer Quotations for such redemption date or, if the Quotation Agent obtains only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.

“Consolidated Net Tangible Assets” means, as of any date on which the Company effects a transaction requiring such Consolidated Net Tangible Assets to be measured hereunder, the aggregate amount of assets (less applicable reserves) after deducting therefrom (i) all current liabilities, except for any notes and loans payable, current maturities of long-term debt, the current portion of deferred revenue and obligations under capital leases; and (ii) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, to the extent included in said aggregate amount of assets, all as set forth on the Company’s most recent consolidated balance sheet and computed in accordance with GAAP.

“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.2 hereof, substantially in the form of Exhibit A hereto, Exhibit B hereto, Exhibit C hereto or Exhibit D hereto, except that such Note will not bear the Global Note Legend.

“Depositary” means, with respect to the Notes of a Series hereunder issuable or issued in whole or in part in global form, the person specified in Section 2.1 hereof as the Depositary with respect to such Notes, and any and all successors thereto appointed as depositary hereunder.

“Global Note Legend” means the legend set forth in Section 2.2(e), which is required to be placed on all Global Notes issued under this Supplemental Indenture.

“Global Notes” means, individually and collectively, (a) with respect to the 2021 Notes, each of the Global Notes, in the form of Exhibit A hereto, (b) with respect to the 2023 Notes, each of the Global Notes, in the form of Exhibit B hereto, (c) with respect to the 2026 Notes, each of the Global Notes, in the form of Exhibit C hereto, and (d) with respect to the 2036 Notes, each of the Global Notes, in the form of Exhibit D hereto, in each case, issued in accordance with Section 2.1 hereof.

“Holder” means a person in whose name a Note is registered.

“Indenture” means the Base Indenture, as supplemented by this Supplemental Indenture, governing the Notes, in each case, as amended, supplemented or restated from time to time.

“Indirect Participant” means a person who holds a beneficial interest in a Global Note through a Participant.

“Initial 2021 Notes” means the first $400,000,000 aggregate principal amount of 2021 Notes issued under this Supplemental Indenture on the date hereof.

“Initial 2023 Notes” means the first $550,000,000 aggregate principal amount of 2023 Notes issued under this Supplemental Indenture on the date hereof.

“Initial 2026 Notes” means the first $900,000,000 aggregate principal amount of 2026 Notes issued under this Supplemental Indenture on the date hereof.

“Initial 2036 Notes” means the first $250,000,000 aggregate principal amount of 2036 Notes issued under this Supplemental Indenture on the date hereof.

“Investment Grade” means having a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Merger” means the transaction pursuant to which Tahoe Acquisition Corp. will merge with and into Linear Technology Corporation with Linear Technology Corporation continuing as the surviving corporation and wholly-owned subsidiary of the Company.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 26, 2016, by and among the Company, Linear Technology Corporation and Tahoe Acquisition Corp.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Net Available Proceeds” from any Sale and Lease Back Transaction by the Company or any Subsidiary means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of debt or obligations relating to the properties or assets that are the subject of such Sale and Lease Back Transaction or received in any other noncash form) therefrom by the Company or any Subsidiary, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all United States federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Sale and Lease Back Transaction; (ii) all payments made by the Company or any Subsidiary on any debt which is secured in whole or in part by any such properties and assets in accordance with the terms of any Lien upon or with respect to any such properties and assets or which must, by the terms of such Lien, or in order to obtain a necessary consent to such Sale and Lease Back Transaction or by applicable law, be repaid out of the proceeds from such Sale and Lease Back Transaction; and (iii) all distributions and other payments made to the minority interest holders in any Subsidiary or joint ventures as a result of such Sale and Lease Back Transaction.

“Notes” means, collectively, the 2021 Notes, the 2023 Notes, the 2026 Notes and the 2036 Notes.

“Outside Date” means (a) April 26, 2017, or (b) if such date shall be extended to October 26, 2017 pursuant to Section 7.1(b) of the Merger Agreement, October 26, 2017.

“Par Call Date” means November 5, 2021 in the case of the 2021 Notes, October 5, 2023 in the case of the 2023 Notes, September 5, 2026 in the case of the 2026 Notes and June 5, 2036 in the case of the 2036 Notes.

“Participant” means, with respect to the Depositary, a person who has an account with the Depositary.

“Principal Property” means any single parcel of real property or any permanent improvement thereon (i) owned by the Company or any of the Subsidiaries located in the United States, including the Company’s principal corporate office, any manufacturing facility or plant or any portion thereof and (ii) having a book value, as of the date of determination, in excess of 3.0% of the most recently calculated Consolidated Net Tangible Assets. Principal Property does not include any property that the Board of Directors has determined not to be of material importance to the business conducted by the Subsidiaries and the Company, taken as a whole.

“Principal Subsidiary” means any Subsidiary which owns any Principal Property.

“Quotation Agent” means the Reference Treasury Dealer selected by the Company.

“Rating Agencies” means each of Moody’s and S&P; provided, that if either of Moody’s and S&P ceases to provide rating services to issuers or investors, the Company may appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.

“Reference Treasury Dealer” means each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and a primary treasury dealer (as defined below) selected by MUFG Securities Americas Inc. (or their respective successors), and any other primary U.S. Government securities dealer in New York City (a “primary treasury dealer”) selected by the Quotation Agent after consultation with the Company, provided that if any of the foregoing shall cease to be a primary treasury dealer, another primary treasury dealer shall be substituted therefor by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. Eastern Time on the third Business Day preceding such redemption date.

“Remaining Scheduled Payments” means, with respect to any Notes being redeemed, the remaining scheduled payments of the principal and interest thereon that would be due after the related redemption date but for such redemption assuming that such Notes matured on the applicable Par Call Date; provided, however, that, if such redemption date is not an interest payment date with respect to such Notes, the amount of the next scheduled interest payment thereon shall be reduced (solely for the purpose of calculating the redemption price) by the amount of interest accrued thereon to such redemption date.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw Hill Financial, Inc., and its successors.

“Sale and Lease Back Transaction” means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by the Company or any Subsidiary of any Principal Property that, more than 12 months after the later of (i) the completion of the acquisition, construction, development or improvement of such Principal Property or (ii) the placing in operation of such Principal Property or of such Principal Property as so constructed, developed or improved, has been or is being sold, conveyed, transferred or otherwise disposed of by the Company or any Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender on the security of such Principal Property.

“Series” shall have the meaning assigned to it in the Base Indenture; provided that, for the avoidance of doubt, each of the 2021 Notes, the 2023 Notes, the 2026 Notes and the 2036 Notes is a separate Series of Notes under, and for all purposes of, the Base Indenture and this Supplemental Indenture (including with respect to payments of principal and interest, redemptions, offers to purchase, consenting to certain amendments to the Indenture and the Notes and waiving or rescinding Events of Default).

“Special Mandatory Redemption Date” means the date that is 15 calendar days after the Special Mandatory Redemption Notice Date.

“Subsidiary” means any corporation, association or other business entity of which more than 50% of the total voting power of all shares, interests, participations, rights or other equivalents (however designated) of corporate stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of its other Subsidiaries or a combination thereof.

“Supplemental Indenture” means this Supplemental Indenture, dated as of the date hereof, by and between the Company and the Trustee, governing the Notes, as amended, supplemented or otherwise modified from time to time in accordance with the Base Indenture and the terms hereof.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the applicable Comparable Treasury Issue. In determining this rate, the price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) shall be assumed to be equal to the applicable Comparable Treasury Price for such redemption date.

“Trustee Certificate” means a certificate signed on behalf of the Trustee by one of its duly authorized officers.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 1.3. Other Definitions.

Term	Defined in Section
“Change of Control Offer”	4.1
“Change of Control Payment”	4.1
“Change of Control Payment Date”	4.1
“Debt”	4.2
“DTC”	2.1
“Event of Default”	5.1
“incur”	4.2
“Lien”	4.2
“Special Mandatory Redemption”	3.2
“Special Mandatory Redemption Event”	3.2
“Special Mandatory Redemption Notice Date”	3.2
“Special Mandatory Redemption Price”	3.2

ARTICLE 2.

THE NOTES

Section 2.1. Form and Dating.

(a) General. The 2021 Notes and the Trustee’s certificate of authentication with respect thereto will be substantially in the form of Exhibit A hereto. The 2023 Notes and the Trustee’s certificate of authentication with respect thereto will be substantially in the form of Exhibit B hereto. The 2026 Notes and the Trustee’s certificate of authentication with respect thereto will be substantially in the form of Exhibit C hereto. The 2036 Notes and the Trustee’s certificate of authentication with respect thereto will be substantially in the form of Exhibit D hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication. The Notes will be in denominations of $2,000 with integral multiples of $1,000 thereof.

The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of the Indenture, the provisions of the Indenture will govern and be controlling.

(b) Global Notes.

(1) 2021 Notes issued in global form will be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon). 2021 Notes issued in definitive form will be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon).

(2) 2023 Notes issued in global form will be substantially in the form of Exhibit B attached hereto (including the Global Note Legend thereon). 2023 Notes issued in definitive form will be substantially in the form of Exhibit B attached hereto (but without the Global Note Legend thereon).

(3) 2026 Notes issued in global form will be substantially in the form of Exhibit C attached hereto (including the Global Note Legend thereon). 2026 Notes issued in definitive form will be substantially in the form of Exhibit C attached hereto (but without the Global Note Legend thereon).

(4) 2036 Notes issued in global form will be substantially in the form of Exhibit D attached hereto (including the Global Note Legend thereon). 2036 Notes issued in definitive form will be substantially in the form of Exhibit D attached hereto (but without the Global Note Legend thereon).

(5) Each Global Note will represent such of the outstanding Notes as will be specified therein and each will provide that it will represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global

Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.2 hereof. The Company initially appoints The Depository Trust Company (“DTC”) to act as Depositary with respect to the Global Notes.

Section 2.2. Transfer and Exchange.

(a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes of a Series hereunder will be exchanged by the Company for Definitive Notes of the same Series if, with respect to such Series of Notes:

(1) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary; or

(2) the Company in its sole discretion and subject to the procedures of the Depositary determines that the Global Notes of such Series (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee.

Upon the occurrence of either of the preceding events in (1) or (2) above with respect to a Series of Notes hereunder, Definitive Notes will be issued for such Series in such names and in any approved denominations as the Depositary will instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.8 and 2.11 of the Base Indenture. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.2 (subject to any contrary provision in this Section 2.2(a)) or Sections 2.8 or 2.11 of the Base Indenture, will be authenticated and delivered in the form of, and will be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.2(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Sections 2.2(b) or (f) hereof.

(b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depositary, in accordance with the provisions of this Supplemental Indenture and the Applicable Procedures. Transfers of beneficial interests in the Global Notes also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in a Global Note. No written orders or instructions will be required to be delivered to the Registrar to effect the transfers described in this Section 2.2(b)(1).

(2) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests with respect to a Series of Notes that are not subject to Section 2.2(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar:

(i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase.

With respect to a Series of Notes hereunder, upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Supplemental Indenture and the Notes of such Series, as evidenced by an Officers’ Certificate delivered to the Trustee, the Trustee will adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.2(f) hereof.

(c) Transfer and Exchange of Definitive Notes for Beneficial Interests.

A Holder of a Definitive Note may exchange such Note for a beneficial interest in a Global Note of the same Series or transfer such Definitive Notes to a person who takes delivery thereof in the form of a beneficial interest in a Global Note of the same Series at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Definitive Note and increase or cause to be increased the aggregate principal amount of one of the applicable Global Notes.

If, with respect to a Series of Notes, any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to the previous paragraph at a time when a Global Note of the same Series has not yet been issued, the Company will issue and, upon receipt of a Company Order, the Trustee will authenticate one or more Global Notes of such Series in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

(d) Transfer and Exchange of Definitive Notes for Definitive Notes. A Holder of Definitive Notes may transfer such Notes to a person who takes delivery thereof in the form of a Definitive Note of the same Series. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 2.2(d), the Registrar will register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder will present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder will provide any additional required certifications, documents and information, as applicable.

(e) Legends. The following legends will appear on the face of all Global Notes issued under this Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this Supplemental Indenture.

“THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.2 OF THE SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.2(a) OF THE SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE HEREINAFTER REFERRED TO AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY HEREINAFTER REFERRED TO.

THIS GLOBAL NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY

AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(f) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note will be returned to or retained and canceled by the Trustee in accordance with Section 2.12 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note of the same Series, the principal amount of Notes represented by such Global Note will be reduced accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note will be increased accordingly and an endorsement will be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(g) General Provisions Relating to Transfers and Exchanges.

(1) To permit registrations of transfers and exchanges, the Company will execute and the Trustee will authenticate Global Notes and Definitive Notes upon the receipt of a Company Order.

(2) No service charge will be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.11, 3.6 and 9.6 of the Base Indenture).

(3) The Registrar will not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(4) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes will be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Supplemental Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

(5) The Company will not be required, with respect to a Series of Notes hereunder:

(i) to issue, to register the transfer of or to exchange any Notes of such Series during a period of 15 days before the day of any selection of Notes of such Series for redemption under Section 3.2 of the Base Indenture and ending at the close of business on the day of selection;

(ii) to register the transfer of or to exchange any Note of such Series so selected for redemption in whole or in part, except the unredeemed portion of any Note of such Series being redeemed in part; or

(iii) to register the transfer of or to exchange a Note of such Series between a record date and the next succeeding interest payment date.

(6) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and (subject to the record date provisions hereof) interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company will be affected by notice to the contrary.

(7) The Trustee will authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.3 of the Base Indenture.

(8) The Trustee will deliver one or more Trustee Certificates certifying, among other things, pursuant to Section 2.3 of the Base Indenture, that the Notes have been authenticated and have been made available for delivery and the corporate governance documents and incumbency of signing officers of the Trustee as of the date hereof.

(9) Any Officers’ Certificate or Opinion of Counsel required to be submitted to the Registrar pursuant to this Section 2.2 to effect a registration of transfer or exchange may be submitted by facsimile.

(10) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(11) Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

Section 2.3. Issuance of Additional Notes.

(a) The Company will be entitled, upon delivery of an Officers’ Certificate and an Opinion of Counsel, to issue Additional 2021 Notes under this Supplemental Indenture which will have identical terms as the Initial 2021 Notes issued on the date hereof, other than with respect to the date of issuance and issue price and, if applicable, the first Interest Payment Date and the initial interest accrual date. The Initial 2021 Notes issued on the date hereof and any Additional 2021 Notes issued will be treated as a single Series for all purposes under this Supplemental Indenture.

(b) The Company will be entitled, upon delivery of an Officers’ Certificate and an Opinion of Counsel, to issue Additional 2023 Notes under this Supplemental Indenture which will have identical terms as the Initial 2023 Notes issued on the date hereof, other than with respect to the date of issuance and issue price and, if applicable, the first Interest Payment Date and the initial interest accrual date. The Initial 2023 Notes issued on the date hereof and any Additional 2023 Notes issued will be treated as a single Series for all purposes under this Supplemental Indenture.

(c) The Company will be entitled, upon delivery of an Officers’ Certificate and an Opinion of Counsel, to issue Additional 2026 Notes under this Supplemental Indenture which will have identical terms as the Initial 2026 Notes issued on the date hereof, other than with respect to the date of issuance and issue price and, if applicable, the first Interest Payment Date and the initial interest accrual date. The Initial 2026 Notes issued on the date hereof and any Additional 2026 Notes issued will be treated as a single Series for all purposes under this Supplemental Indenture.

(d) The Company will be entitled, upon delivery of an Officers’ Certificate and an Opinion of Counsel, to issue Additional 2036 Notes under this Supplemental Indenture which will have identical terms as the Initial 2036 Notes issued on the date hereof, other than with respect to the date of issuance and issue price and, if applicable, the first Interest Payment Date and the initial interest accrual date. The Initial 2036 Notes issued on the date hereof and any Additional 2036 Notes issued will be treated as a single Series for all purposes under this Supplemental Indenture.

(e) With respect to any Additional Notes, the Company will set forth in a resolution of its Board of Directors (or a duly authorized committee thereof) or of a designee thereof and an Officers’ Certificate, a copy of each which will be delivered to the Trustee, the following information:

(i) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Supplemental Indenture; and

(ii) the issue price, the issue date, the CUSIP number(s), the first Interest Payment Date and the initial interest accrual date of such Additional Notes.

(f) For the avoidance of doubt, the issuance of Additional Notes pursuant to this Section 2.3 is subject to Section 2.3 of the Base Indenture.

ARTICLE 3.

REDEMPTION AND PREPAYMENT

Section 3.1. Optional Redemption.

(a) 2021 Notes. Prior to the Par Call Date for the 2021 Notes, the Company will have the right, at its option, to redeem the 2021 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon, to but excluding the redemption date:

(i) 100% of the principal amount of the 2021 Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments of such 2021 Notes to be redeemed.

In determining the present values of such Remaining Scheduled Payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 12.5 basis points.

On or after the Par Call Date for the 2021 Notes, the Company will have the right, at its option, to redeem the 2021 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2021 Notes to be redeemed, plus accrued and unpaid interest to but excluding the redemption date.

In connection with any redemption of the 2021 Notes prior to the applicable Par Call Date, calculation of the redemption price therefor shall be made by the Company or on the Company’s behalf by such person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee or any Agent. Notwithstanding Section 3.3 of the Base Indenture, the notice of any redemption of the 2021 Notes pursuant to that Section in respect of a redemption date occurring prior to the Par Call Date for the 2021 Notes need not set forth the redemption price but only the manner of calculation thereof.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2021 Notes or portions thereof called for redemption.

2021 Notes subject to a partial redemption shall be selected for redemption by such method as the Trustee shall deem fair and appropriate (provided that if the 2021 Notes are represented by one or more Global Notes, the 2021 Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor) and may provide for the selection for redemption of a portion of the principal amount of the 2021 Notes equal to an authorized denomination.

No 2021 Notes of $2,000 or less can be redeemed in part. 2021 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2021 Notes held by a Holder are to be redeemed.

(b) 2023 Notes. Prior to the Par Call Date for the 2023 Notes, the Company will have the right, at its option, to redeem the 2023 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon, to but excluding the redemption date:

(i) 100% of the principal amount of the 2023 Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments of such 2023 Notes to be redeemed.

In determining the present values of such Remaining Scheduled Payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 15 basis points.

On or after the Par Call Date for the 2023 Notes, the Company will have the right, at its option, to redeem the 2023 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2023 Notes to be redeemed, plus accrued and unpaid interest to but excluding the redemption date.

In connection with any redemption of the 2023 Notes prior to the applicable Par Call Date, calculation of the redemption price therefor shall be made by the Company or on the Company’s behalf by such person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee or any Agent. Notwithstanding Section 3.3 of the Base Indenture, the notice of any redemption of the 2023 Notes pursuant to that Section in respect of a redemption date occurring prior to the Par Call Date for the 2023 Notes need not set forth the redemption price but only the manner of calculation thereof.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2023 Notes or portions thereof called for redemption.

2023 Notes subject to a partial redemption shall be selected for redemption by such method as the Trustee shall deem fair and appropriate (provided that if the 2023 Notes are represented by one or more Global Notes, the 2023 Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor) and may provide for the selection for redemption of a portion of the principal amount of the 2023 Notes equal to an authorized denomination.

No 2023 Notes of $2,000 or less can be redeemed in part. 2023 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2023 Notes held by a Holder are to be redeemed.

(c) 2026 Notes. Prior to the Par Call Date for the 2026 Notes, the Company will have the right, at its option, to redeem the 2026 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon, to but excluding the redemption date:

(i) 100% of the principal amount of the 2026 Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments of such 2026 Notes to be redeemed.

In determining the present values of such Remaining Scheduled Payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 20 basis points.

On or after the Par Call Date for the 2026 Notes, the Company will have the right, at its option, to redeem the 2026 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2026 Notes to be redeemed, plus accrued and unpaid interest to but excluding the redemption date.

In connection with any redemption of the 2026 Notes prior to the applicable Par Call Date, calculation of the redemption price therefor shall be made by the Company or on the Company’s behalf by such person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee or any Agent. Notwithstanding Section 3.3 of the Base Indenture, the notice of any redemption of the 2026 Notes pursuant to that Section in respect of a redemption date occurring prior to the Par Call Date for the 2026 Notes need not set forth the redemption price but only the manner of calculation thereof.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2026 Notes or portions thereof called for redemption.

2026 Notes subject to a partial redemption shall be selected for redemption by such method as the Trustee shall deem fair and appropriate (provided that if the 2026 Notes are represented by one or more Global Notes, the 2026 Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor) and may provide for the selection for redemption of a portion of the principal amount of the 2026 Notes equal to an authorized denomination.

No 2026 Notes of $2,000 or less can be redeemed in part. 2026 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2026 Notes held by a Holder are to be redeemed.

(d) 2036 Notes. Prior to the Par Call Date for the 2036 Notes, the Company will have the right, at its option, to redeem the 2036 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon, to but excluding the redemption date:

(i) 100% of the principal amount of the 2036 Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments of such 2036 Notes to be redeemed.

In determining the present values of such Remaining Scheduled Payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 25 basis points.

On or after the Par Call Date for the 2036 Notes, the Company will have the right, at its option, to redeem the 2036 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2036 Notes to be redeemed, plus accrued and unpaid interest to but excluding the redemption date.

In connection with any redemption of the 2036 Notes prior to the applicable Par Call Date, calculation of the redemption price therefor shall be made by the Company or on the Company’s behalf by such person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee or any Agent. Notwithstanding Section 3.3 of the Base Indenture, the notice of any redemption of the 2036 Notes pursuant to that Section in respect of a redemption date occurring prior to the Par Call Date for the 2036 Notes need not set forth the redemption price but only the manner of calculation thereof.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2036 Notes or portions thereof called for redemption.

2036 Notes subject to a partial redemption shall be selected for redemption by such method as the Trustee shall deem fair and appropriate (provided that if the 2036 Notes are represented by one or more Global Notes, the 2036 Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor) and may provide for the selection for redemption of a portion of the principal amount of the 2036 Notes equal to an authorized denomination.

No 2036 Notes of $2,000 or less can be redeemed in part. 2036 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2036 Notes held by a Holder are to be redeemed.

Section 3.2. Special Mandatory Redemption.

(a) Except as set forth in Section 3.2(b), the Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

(b) If (i) the Merger is not consummated, or the Merger Agreement is terminated, on or prior to the Outside Date or (ii) the Company notifies the Trustee in writing, or otherwise announces, that the Company will not pursue the consummation of the Merger (the earlier to occur of (i) and (ii), the “Special Mandatory Redemption Event”), then the Company shall, on the Special Mandatory Redemption Date, redeem each of the 2021 Notes, the 2023 Notes and the 2036 Notes in full (the “Special Mandatory Redemption”) at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the principal amount of each of the 2021 Notes, the 2023 Notes and the 2036 Notes, plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date. The 2026 Notes will not be subject to this Section 3.2(b).

(c) Notice of the Special Mandatory Redemption will be mailed, or if the 2021 Notes, the 2023 Notes or the 2036 Notes to be redeemed are represented by one or more Global Notes, transmitted in accordance with the Depositary’s standard procedures therefor, by the Company no later than three Business Days following the Special Mandatory Redemption Event to each Holder of the 2021 Notes, the 2023 Notes and the 2036 Notes and the Trustee (such date of mailing or transmission, the “Special Mandatory Redemption Notice Date”). On or prior to the Special Mandatory Redemption Date, the Company shall pay to the Paying Agent for payment to each Holder of the 2021 Notes, the 2023 Notes and the 2036 Notes the Special Mandatory Redemption Price for such Holder’s notes. If the Company has provided proper redemption notice to each Holder of the 2021 Notes, the 2023 Notes and the 2036 Notes, then, unless the Company defaults in the payment of the Special Mandatory Redemption Price, on and after the Special Mandatory Redemption Date interest shall cease to accrue on the 2021 Notes, the 2023 Notes and the 2036 Notes.

ARTICLE 4.

PARTICULAR COVENANTS

Section 4.1. Offer to Purchase Upon Change of Control Triggering Event.

(a) If a Change of Control Triggering Event occurs with respect to a Series of Notes hereunder, unless with respect to such Series of Notes the Company has redeemed such Series of Notes in full pursuant to Section 3.2(b) or the Company has exercised its option to redeem such Series of Notes in full pursuant to Section 3.1 or has defeased such Series of Notes or satisfied and discharged such Series of Notes, the Company shall be required to make an offer (a “Change of Control Offer”) to each Holder of such Series of Notes to repurchase all or any part (equal to $2,000 and in integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a Note of such Series must be in a minimum principal amount of $2,000) of that Holder’s Notes of such Series pursuant to the offer set forth below. In a Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (a “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event with respect to a Series of Notes or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall mail or cause to be mailed (or if the Notes of such Series are represented by one or more Global Notes, transmitted in accordance with the Depositary’s standard procedures therefor) a notice to Holders of such Series of Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed or transmitted (a “Change of Control Payment Date”). The notice shall, if mailed or transmitted prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(b) Such notice shall also state:

(1) that the Change of Control Offer is being made pursuant to this Section 4.1 and that all Notes of such Series or portion of such Notes validly tendered and not withdrawn will be accepted for payment;

(2) the Change of Control Payment and the Change of Control Payment Date;

(3) that any Note of such Series not tendered will continue to accrue interest;

(4) that any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date unless the Company shall default in the payment of the Change of Control Payment of the Notes of such Series and the only remaining right of the Holder is to receive payment of the Change of Control Payment upon surrender of the Notes of such Series to the Paying Agent;

(5) that Holders electing to have a portion of a Note of such Series purchased pursuant to a Change of Control Offer may only elect to have such Note purchased as to $2,000 and integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a Note must be in a minimum principal amount of $2,000;

(6) that if a Holder elects to have a Note of such Series purchased pursuant to the Change of Control Offer such Holder will be required to surrender such Note, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Note completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

(7) that a Holder will be entitled to withdraw its election if the Company receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes such Holder delivered for purchase, and a statement that such Holder is withdrawing its election to have such Note purchased; and

(8) that if Notes of such Series are purchased only in part by the Company, a new Note of the same Series and type will be issued in principal amount equal to the unpurchased portion of the Notes surrendered.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1) accept for payment all Notes of the applicable Series or portions of such Notes properly tendered pursuant to the Change of Control Offer;

(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes of the applicable Series or portions of such Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes of the applicable Series properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes or portions of such Notes being repurchased.

(d) The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party purchases all Notes of the applicable Series properly tendered and not withdrawn under its offer.

(e) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such securities laws and regulations are applicable in connection with the repurchase of the Notes of the applicable Series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the provisions under this Section 4.1, the Company shall comply with such securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.1 or the Notes by virtue of any such conflict.

(f) No Notes of $2,000 or less can be repurchased in part pursuant to this Section 4.1. Notes in denominations larger than $2,000 may be repurchased in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be repurchased.

Section 4.2. Liens.

(a) The Company will not, nor will it permit any Subsidiary to, issue, incur, create, assume or guarantee (collectively, “incur”) any debt for borrowed money including all obligations evidenced by bonds, debentures, notes or similar instruments (collectively, a “Debt”), secured by a mortgage, deed of trust, security interest, pledge, lien, charge or other encumbrance (collectively, a “Lien”) upon any Principal Property or upon any shares of stock of any Principal Subsidiary (whether such Principal Property or shares are now existing or owned or hereafter created or acquired) without in any such case effectively providing, substantially concurrently with or prior to the creation or assumption of such Lien, that the Notes (together with, if the Company shall so determine, any other indebtedness of or guarantee by the Company or such Subsidiary ranking equally with the Notes) shall be secured equally and ratably with (or, at the Company’s option, prior to) such secured Debt. The foregoing restriction, however, will not apply to each of the following:

(1) Liens on property, shares of stock or other assets of any person (as defined in the Base Indenture) existing at the time such person becomes a Subsidiary or existing at the time of acquisition thereof by the Company or a Subsidiary, provided that such Liens are not incurred in anticipation of such person’s becoming a Subsidiary or such acquisition and do not extend to (i) any Principal Property or (ii) any shares of stock of any Principal Subsidiary that, in each case, were not previously encumbered by such Liens;

(2) Liens on property of a person (as defined in the Base Indenture) existing at the time such person is merged into or consolidated with the Company or a Subsidiary or at the time of a sale, lease or other disposition of the properties of such person (or a division thereof) as an entirety or substantially as an entirety to the Company or a Subsidiary, provided that such Liens were not incurred in anticipation of such merger or consolidation or sale, lease or other disposition and do not extend to (i) any Principal Property or (ii) any shares of stock of any Principal Subsidiary that, in each case, were not previously encumbered by such Liens;

(3) Liens to secure all or part of the cost of acquisition, construction, development or improvement of any property or to secure Debt incurred to provide funds for any such purpose (including purchase money security interests or purchase money mortgages), provided that the commitment of the creditor to extend the credit secured by any such Lien is obtained not later than 24 months after the later of (i) the completion of acquisition, construction, development or improvement of such property and (ii) the placing in operation of such property or of such property as so constructed, developed or improved;

(4) Liens in favor of, or which secure Debt owing to, the Company or any Subsidiary;

(5) Liens existing at the date of the issuance of the Notes;

(6) Liens in favor of the United States or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States or any state, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Liens;

(7) Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from federal taxation pursuant to Section 103(b) of the Internal Revenue Code of 1986, as amended; and

(8) extensions, renewals or replacements of any Liens referred to in the foregoing clauses, provided that (i) the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement and (ii) such extension, renewal or replacement Liens will be limited to all or part of the same property and improvement thereon which secured the Debt so secured at the time of such extension, renewal or replacement.

(b) Notwithstanding the restrictions in clause (a) above, the Company or any Subsidiary may incur Debt secured by a Lien which would otherwise be prohibited by such restrictions without equally and ratably securing the Notes, provided that after giving effect thereto, the then aggregate outstanding amount of all such Debt so secured by such Liens (not including Liens permitted under items (1) through (8) in clause (a) above) plus the aggregate amount of Attributable Debt in respect of Sale and Lease Back Transactions entered into after the date of issuance of the Notes and permitted solely pursuant to clause (c) of Section 4.3 hereof and still in existence does not exceed the greater of 15% of the Consolidated Net Tangible Assets at the time of such incurrence and $350 million.

Section 4.3. Sale and Lease Back Transactions.

The Company will not, and will not permit any Subsidiary to, enter into any Sale and Lease Back Transaction with respect to any Principal Property, other than any such Sale and Lease Back Transaction involving a lease for a term of not more than three years or any such Sale and Lease Back Transaction between the Company and one of its Subsidiaries, or between its Subsidiaries, unless:

(a) the Company or such Subsidiary, as applicable, would be entitled to incur Debt secured by a Lien on the Principal Property involved in such Sale and Lease Back Transaction at least equal in amount to the Attributable Debt with respect to such Sale and Lease Back Transaction, without equally and ratably securing the Notes, pursuant to items (1) through (8) in clause (a) of Section 4.2 hereof;

(b) the Company applies the Net Available Proceeds of such Sale and Lease Back Transaction within 180 days of such Sale and Lease Back Transaction to either (or a combination of) (i) the prepayment or retirement of debt of the Company or a Subsidiary (other than debt that is, in the case of debt of the Company, subordinated to the Notes or debt owed to the Company or a Subsidiary) that by its terms matures more than 12 months after its creation or (ii) the purchase, construction, development, expansion or improvement of comparable properties or facilities; or

(c) the aggregate amount of Attributable Debt in respect of such Sale and Lease Back Transaction plus the Attributable Debt in respect of all other Sale and Lease Back Transactions of Principal Properties entered into after the date of issuance of the Notes permitted solely pursuant to this clause (c) and still in existence, plus the aggregate amount of all Debt secured by Liens permitted solely pursuant to clause (b) of Section 4.2 above and still outstanding, does not exceed the greater of 15% of the Consolidated Net Tangible Assets at the time of such Sale and Lease Back Transaction and $350 million.

Section 4.4. Covenants.

The covenants set forth in Sections 4.2 and 4.3 above are and are intended solely for the benefit of the 2021 Notes, the 2023 Notes, the 2026 Notes and the 2036 Notes.

ARTICLE 5.

DEFAULTS AND REMEDIES

Section 5.1. Events of Default.

In addition to the Events of Default set forth in the Base Indenture, the following is an “Event of Default” with respect to each Series of Notes hereunder: (i) the failure by the Company to comply with Section 3.2(b) of this Supplemental Indenture; (ii) the failure of the Company or any Subsidiary to pay indebtedness for money borrowed in an aggregate principal amount of at least $100,000,000, at the later of final maturity and the expiration of any related applicable grace period and such defaulted payment shall not have been made, waived or extended within 30 days after written notice from the Trustee or the holders of at least 25% in principal amount of the outstanding Notes of such Series; or (iii) acceleration of the maturity of indebtedness for money borrowed by the Company or any Subsidiary in an aggregate principal amount of at least $100,000,000, if that acceleration results from a default under the instrument giving rise to or securing such indebtedness for money borrowed and such indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days after written notice from the Trustee or the holders of at least 25% in principal amount of the outstanding Notes of such Series; provided, however, that, if in the case of clause (iii), the default under the instrument governing the foregoing indebtedness is cured by the Company, or waived by the holders of the indebtedness, in each case, as permitted by such governing instrument, then, unless the maturity of such Series of Notes has been accelerated in accordance with the Indenture, the Event of Default under the Indenture with respect to such Series of Notes caused by such default will be deemed likewise to be cured or waived.

ARTICLE 6.

SATISFACTION AND DISCHARGE; DEFEASANCE

Section 6.1. Satisfaction and Discharge of Indenture.

The Company may satisfy and discharge any Series of the Notes hereunder in accordance with and subject to the terms of Section 8.1 of the Base Indenture.

Section 6.2. Legal Defeasance of Securities of any Series.

Section 8.3 of the Base Indenture shall be applicable to each Series of the Notes.

Section 6.3. Covenant Defeasance.

In addition to the covenants specified in Section 8.4 of the Base Indenture, the Company may omit to comply with respect to the Notes of a Series with any term, provision or condition set forth in Sections 4.1, 4.2 and 4.3 of this Supplemental Indenture by complying with the requirements of Section 8.4 of the Base Indenture in respect of such Series.

ARTICLE 7.

AMENDMENTS AND WAIVERS

Section 7.1. Amendments to Section 3.2(b)

In addition to the provisions specified in clauses (a) through (g) of Section 9.3 of the Base Indenture, Section 3.2(b) of this Supplemental Indenture may not be amended with respect to the 2021 Notes, the 2023 Notes or the 2036 Notes without the consent of each affected Holder of the applicable Series of Notes to which such amendment applies.

ARTICLE 8.

MISCELLANEOUS

Section 8.1. Trust Indenture Act Controls.

If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision which is required or deemed to be included in this Supplemental Indenture by the TIA, such required or deemed provision shall control.

Section 8.2. Governing Law.

THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section 8.3. Successors.

All agreements of the Company in this Supplemental Indenture and the Notes will bind its successors. All agreements of the Trustee in this Supplemental Indenture will bind its successors.

Section 8.4. Severability.

In case any provision in this Supplemental Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 8.5. Counterpart Originals.

This Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 8.6. Table of Contents, Headings, Etc.

The Table of Contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 8.7. Jury Trial.

Each party hereto hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Indenture.

Section 8.8. Interpretation.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof’ and “hereunder,” and words of similar import, shall be construed to refer to this Supplemental Indenture in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Supplemental Indenture and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 8.9. Instruction by Electronic Transmissions.

In addition to the foregoing, the Trustee agrees to accept and act upon notice, instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the party elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

Section 8.10. Miscellaneous.

In no event shall the Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

[Signatures on following page]

SIGNATURES

Dated as of December 5, 2016

ANALOG DEVICES, INC.

	By	/s/ David A. Zinsner
	Name:	David A. Zinsner
	Title:	Senior Vice President, Finance and Chief
Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

	By	/s/ Richard Tarnas
	Name:	Richard Tarnas
	Title:	Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A

(Face of 2021 Note)

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.2 OF THE SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.2(a) OF THE SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE HEREINAFTER REFERRED TO AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY HEREINAFTER REFERRED TO.

THIS GLOBAL NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP:
ISIN:

ANALOG DEVICES, INC.

2.500% Senior Note due December 5, 2021

No.              $

Analog Devices, Inc., a Massachusetts corporation, promises to pay to CEDE & CO. or registered assigns, the principal sum of $         on December 5, 2021.

Interest Payment Dates:	June 5 and December 5

Record Dates:	May 21 and November 20

Dated:

ANALOG DEVICES, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Supplemental Indenture:

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Signatory

(Back of 2021 Note)

ANALOG DEVICES, INC.

2.500% Senior Note due December 5, 2021

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Analog Devices, Inc., a Massachusetts corporation (the “Company”), promises to pay interest on the principal amount of this 2021 Note at 2.500% per annum from the date hereof until maturity. The Company will pay interest semi-annually on June 5 and December 5 of each year, commencing June 5, 2017, or if any such day is not a Business Day, on the next succeeding Business Day, and no additional interest will accrue on the amount so payable for that period (each an “Interest Payment Date”). Interest on the 2021 Notes will accrue from the most recent date to which interest has been paid or provided for or, if no interest has been paid or provided for, from December 5, 2016; provided that if there is no existing Default in the payment of interest, and if this 2021 Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowable) on overdue principal at the rate equal to the then applicable interest rate on the 2021 Notes to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowable) on overdue installments of interest at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the 2021 Notes (except defaulted interest) to the persons who are registered Holders of 2021 Notes at the close of business on the May 21 or November 20 (whether or not a Business Day) next preceding the Interest Payment Date, even if such 2021 Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Base Indenture with respect to defaulted interest. Principal and interest on the 2021 Notes will be payable at the office or agency of the Paying Agent and Registrar within the City and State of New York or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the 2021 Notes at their respective addresses set forth in the register of Holders of 2021 Notes; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other 2021 Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent at least 15 calendar days prior to the applicable payment date. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This 2021 Note is one of a duly authenticated Series of securities of the Company issued and to be issued in one or more Series under an indenture (the “Base Indenture”), dated as of June 3, 2013 between the Company and the Trustee, as amended by the Supplemental Indenture, dated as of December 5, 2016, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the 2021 Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The 2021 Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this 2021 Note conflicts with the express provisions of the Indenture, the provisions of the Indenture will govern and be controlling, and to the extent any provision of the Base Indenture conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture will govern and be controlling. The Company will be entitled to issue Additional 2021 Notes pursuant to Section 2.3 of the Supplemental Indenture.

5. OPTIONAL REDEMPTION.

Prior to November 5, 2021 (the “Par Call Date”), the Company will have the right, at its option, to redeem the 2021 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to but excluding the redemption date:

(i) 100% of the principal amount of the 2021 Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments of such 2021 Notes to be redeemed.

In determining the present values of such Remaining Scheduled Payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 12.5 basis points.

On or after the Par Call Date, the Company will have the right, at its option, to redeem the 2021 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2021 Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

In connection with any redemption of the 2021 Notes prior to the Par Call Date, calculation of the redemption price therefor shall be made by the Company or on the Company’s behalf by such person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee or any Agent.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2021 Notes or portions thereof called for redemption.

2021 Notes subject to a partial redemption shall be selected for redemption by such method as the Trustee shall deem fair and appropriate (provided that if the 2021 Notes are represented by one or more Global Notes, the 2021 Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor) and may provide for the selection for redemption of a portion of the principal amount of the 2021 Notes equal to an authorized denomination.

No 2021 Notes of $2,000 or less can be redeemed in part. 2021 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2021 Notes held by a Holder are to be redeemed.

Notice of any redemption shall be mailed, or otherwise transmitted in accordance with the Depositary’s standard procedures therefor, at least 15 days but not more than 60 days before the redemption date to each Holder of the 2021 Notes to be redeemed.

6. SPECIAL MANDATORY REDEMPTION. Upon the occurrence of the conditions described in Section 3.2(b) of the Supplemental Indenture, the Company will be required to redeem all of the 2021 Notes at the redemption price specified therein.

7. OFFER TO PURCHASE UPON CHANGE OF CONTROL. If a Change of Control Triggering Event with respect to the 2021 Notes occurs, unless the Company has redeemed the 2021 Notes in full pursuant to Section 3.2(b) of the Supplemental Indenture or the Company has exercised its option to redeem the 2021 Notes in full pursuant to Section 3.1 of the Base Indenture or has defeased the 2021 Notes or satisfied and discharged the 2021 Notes, the Company shall be required to make an offer (a “Change of Control Offer”) to each Holder of the 2021 Notes to repurchase all or any part (equal to $2,000 and in integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a 2021 Note must be in a minimum principal amount of $2,000) of that Holder’s 2021 Notes pursuant to the terms set forth in the Indenture. In a Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the 2021 Notes repurchased, plus accrued and unpaid interest, if any, on the 2021 Notes repurchased to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The 2021 Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. 2021 Notes may be transferred or exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company or the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or transfer any 2021 Note or portion of a 2021 Note selected for redemption, except for the unredeemed portion of any 2021 Note being redeemed in part. Also, the Company need not exchange or register the transfer of any 2021 Notes for a period of 15 days before the day of any selection of 2021 Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

9. PERSONS DEEMED OWNERS. Subject to the record date provisions hereof, the registered Holder of a 2021 Note may be treated as its owner for all purposes.

10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the 2021 Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the 2021 Notes then outstanding, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the 2021 Notes, and any existing default or compliance with any provision of the Indenture or the 2021 Notes, may be waived with the consent of the Holders of a majority in principal amount of the then outstanding 2021 Notes, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the 2021 Notes. Without the consent of any Holder of a 2021 Note, the Indenture or the 2021 Notes may be amended or supplemented (i) to cure any ambiguity, defect or inconsistency; (ii) to provide for a supplemental indenture as set forth in Article V of the Base Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to make any change that does not adversely affect the rights of any Holder; (v) to provide for the issuance of and establish the form and terms and conditions of the Securities of any Series as permitted by the Indenture; (vi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee; or (vii) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

11. DEFAULTS AND REMEDIES. If an Event of Default with respect to the 2021 Notes shall occur and be continuing, the principal of, and any accrued and unpaid interest on, the outstanding 2021 Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of the 2021 Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

13. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the 2021 Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a 2021 Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the 2021 Notes.

14. AUTHENTICATION. This 2021 Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP NUMBERS. The Company has caused CUSIP numbers to be printed on the 2021 Notes and the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the correctness of such numbers either as printed on the 2021 Notes or as contained in any notice of redemption and reliance may be placed only on the other elements of identification printed on the 2021 Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture.

Requests may be made to:

Analog Devices, Inc.

One Technology Way

Norwood, Massachusetts 02062

Attention: General Counsel

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer

this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                to transfer this Note on the books of the Company. The agent may substitute another to act for him

Date:

Your Signature:
(sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 2021 Note purchased by the Company pursuant to Section 4.1 of the Supplemental Indenture, check the box below:

☐  Section 4.1

If you want to elect to have only part of the 2021 Note purchased by the Company pursuant to Section 4.1 of the Supplemental Indenture, state the amount you elect to have purchased ($2,000 or integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a 2021 Note must be in a minimum principal amount of $2,000): $

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

(Face of 2023 Note)

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.2 OF THE SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.2(a) OF THE SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE HEREINAFTER REFERRED TO AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY HEREINAFTER REFERRED TO.

THIS GLOBAL NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP:
ISIN:

ANALOG DEVICES, INC.

3.125% Senior Note due December 5, 2023

No.              $

Analog Devices, Inc., a Massachusetts corporation, promises to pay to CEDE & CO. or registered assigns, the principal sum of $         on December 5, 2023.

Interest Payment Dates:	June 5 and December 5

Record Dates:	May 21 and November 20

Dated:

ANALOG DEVICES, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Supplemental Indenture:

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Signatory

(Back of 2023 Note)

ANALOG DEVICES, INC.

3.125% Senior Note due December 5, 2023

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Analog Devices, Inc., a Massachusetts corporation (the “Company”), promises to pay interest on the principal amount of this 2023 Note at 3.125% per annum from the date hereof until maturity. The Company will pay interest semi-annually on June 5 and December 5 of each year, commencing June 5, 2017, or if any such day is not a Business Day, on the next succeeding Business Day, and no additional interest will accrue on the amount so payable for that period (each an “Interest Payment Date”). Interest on the 2023 Notes will accrue from the most recent date to which interest has been paid or provided for or, if no interest has been paid or provided for, from December 5, 2016; provided that if there is no existing Default in the payment of interest, and if this 2023 Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowable) on overdue principal at the rate equal to the then applicable interest rate on the 2023 Notes to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowable) on overdue installments of interest at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the 2023 Notes (except defaulted interest) to the persons who are registered Holders of 2023 Notes at the close of business on the May 21 or November 20 (whether or not a Business Day) next preceding the Interest Payment Date, even if such 2023 Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Base Indenture with respect to defaulted interest. Principal and interest on the 2023 Notes will be payable at the office or agency of the Paying Agent and Registrar within the City and State of New York or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the 2023 Notes at their respective addresses set forth in the register of Holders of 2023 Notes; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other 2023 Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent at least 15 calendar days prior to the applicable payment date. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This 2023 Note is one of a duly authenticated Series of securities of the Company issued and to be issued in one or more Series under an indenture (the “Base Indenture”), dated as of June 3, 2013 between the Company and the Trustee, as amended by the Supplemental Indenture, dated as of December 5, 2016, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the 2023 Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The 2023 Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this 2023 Note conflicts with the express provisions of the Indenture, the provisions of the Indenture will govern and be controlling, and to the extent any provision of the Base Indenture conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture will govern and be controlling. The Company will be entitled to issue Additional 2023 Notes pursuant to Section 2.3 of the Supplemental Indenture.

5. OPTIONAL REDEMPTION.

Prior to October 5, 2023 (the “Par Call Date”), the Company will have the right, at its option, to redeem the 2023 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to but excluding the redemption date:

(i) 100% of the principal amount of the 2023 Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments of such 2023 Notes to be redeemed.

In determining the present values of such Remaining Scheduled Payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 15 basis points.

On or after the Par Call Date, the Company will have the right, at its option, to redeem the 2023 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2023 Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

In connection with any redemption of the 2023 Notes prior to the Par Call Date, calculation of the redemption price therefor shall be made by the Company or on the Company’s behalf by such person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee or any Agent.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2023 Notes or portions thereof called for redemption.

2023 Notes subject to a partial redemption shall be selected for redemption by such method as the Trustee shall deem fair and appropriate (provided that if the 2023 Notes are represented by one or more Global Notes, the 2023 Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor) and may provide for the selection for redemption of a portion of the principal amount of the 2023 Notes equal to an authorized denomination.

No 2023 Notes of $2,000 or less can be redeemed in part. 2023 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2023 Notes held by a Holder are to be redeemed.

Notice of any redemption shall be mailed, or otherwise transmitted in accordance with the Depostary’s standard procedures therefor, at least 15 days but not more than 60 days before the redemption date to each Holder of the 2023 Notes to be redeemed.

6. SPECIAL MANDATORY REDEMPTION. Upon the occurrence of the conditions described in Section 3.2(b) of the Supplemental Indenture, the Company will be required to redeem all of the 2023 Notes at the redemption price specified therein.

7. OFFER TO PURCHASE UPON CHANGE OF CONTROL. If a Change of Control Triggering Event with respect to the 2023 Notes occurs, unless the Company has redeemed the 2023 Notes in full pursuant to Section 3.2(b) of the Supplemental Indenture or the Company has exercised its option to redeem the 2023 Notes in full pursuant to Section 3.1 of the Base Indenture or has defeased the 2023 Notes or satisfied and discharged the 2023 Notes, the Company shall be required to make an offer (a “Change of Control Offer”) to each Holder of the 2023 Notes to repurchase all or any part (equal to $2,000 and in integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a 2023 Note must be in a minimum principal amount of $2,000) of that Holder’s 2023 Notes pursuant to the terms set forth in the Indenture. In a Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the 2023 Notes repurchased, plus accrued and unpaid interest, if any, on the 2023 Notes repurchased to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The 2023 Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. 2023 Notes may be transferred or exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company or the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or transfer any 2023 Note or portion of a 2023 Note selected for redemption, except for the unredeemed portion of any 2023 Note being redeemed in part. Also, the Company need not exchange or register the transfer of any 2023 Notes for a period of 15 days before the day of any selection of 2023 Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

9. PERSONS DEEMED OWNERS. Subject to the record date provisions hereof, the registered Holder of a 2023 Note may be treated as its owner for all purposes.

10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the 2023 Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the 2023 Notes then outstanding, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the 2023 Notes, and any existing default or compliance with any provision of the Indenture or the 2023 Notes, may be waived with the consent of the Holders of a majority in principal amount of the then outstanding 2023 Notes, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the 2023 Notes. Without the consent of any Holder of a 2023 Note, the Indenture or the 2023 Notes may be amended or supplemented (i) to cure any ambiguity, defect or inconsistency; (ii) to provide for a supplemental indenture as set forth in Article V of the Base Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to make any change that does not adversely affect the rights of any Holder; (v) to provide for the issuance of and establish the form and terms and conditions of the Securities of any Series as permitted by the Indenture; (vi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee; or (vii) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

11. DEFAULTS AND REMEDIES. If an Event of Default with respect to the 2023 Notes shall occur and be continuing, the principal of, and any accrued and unpaid interest on, the outstanding 2023 Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of the 2023 Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

13. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the 2023 Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a 2023 Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the 2023 Notes.

14. AUTHENTICATION. This 2023 Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP NUMBERS. The Company has caused CUSIP numbers to be printed on the 2023 Notes and the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the correctness of such numbers either as printed on the 2023 Notes or as contained in any notice of redemption and reliance may be placed only on the other elements of identification printed on the 2023 Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture.

Requests may be made to:

Analog Devices, Inc.

One Technology Way

Norwood, Massachusetts 02062

Attention: General Counsel

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer

this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                to transfer this Note on the books of the Company. The agent may substitute another to act for him

Date:

Your Signature:
(sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 2023 Note purchased by the Company pursuant to Section 4.1 of the Supplemental Indenture, check the box below:

☐  Section 4.1

If you want to elect to have only part of the 2023 Note purchased by the Company pursuant to Section 4.1 of the Supplemental Indenture, state the amount you elect to have purchased ($2,000 or integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a 2023 Note must be in a minimum principal amount of $2,000): $

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

(Face of 2026 Note)

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.2 OF THE SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.2(a) OF THE SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE HEREINAFTER REFERRED TO AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY HEREINAFTER REFERRED TO.

THIS GLOBAL NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP:
ISIN:

ANALOG DEVICES, INC.

3.500% Senior Note due December 5, 2026

No.              $

Analog Devices, Inc., a Massachusetts corporation, promises to pay to CEDE & CO. or registered assigns, the principal sum of $         on December 5, 2026.

Interest Payment Dates:	June 5 and December 5

Record Dates:	May 21 and November 20

Dated:

ANALOG DEVICES, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Supplemental Indenture:

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Signatory

(Back of 2026 Note)

ANALOG DEVICES, INC.

3.500% Senior Note due December 5, 2026

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Analog Devices, Inc., a Massachusetts corporation (the “Company”), promises to pay interest on the principal amount of this 2026 Note at 3.500% per annum from the date hereof until maturity. The Company will pay interest semi-annually on June 5 and December 5 of each year, commencing June 5, 2017, or if any such day is not a Business Day, on the next succeeding Business Day, and no additional interest will accrue on the amount so payable for that period (each an “Interest Payment Date”). Interest on the 2026 Notes will accrue from the most recent date to which interest has been paid or provided for or, if no interest has been paid or provided for, from December 5, 2016; provided that if there is no existing Default in the payment of interest, and if this 2026 Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowable) on overdue principal at the rate equal to the then applicable interest rate on the 2026 Notes to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowable) on overdue installments of interest at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the 2026 Notes (except defaulted interest) to the persons who are registered Holders of 2026 Notes at the close of business on the May 21 or November 20 (whether or not a Business Day) next preceding the Interest Payment Date, even if such 2026 Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Base Indenture with respect to defaulted interest. Principal and interest on the 2026 Notes will be payable at the office or agency of the Paying Agent and Registrar within the City and State of New York or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the 2026 Notes at their respective addresses set forth in the register of Holders of 2026 Notes; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other 2026 Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent at least 15 calendar days prior to the applicable payment date. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This 2026 Note is one of a duly authenticated Series of securities of the Company issued and to be issued in one or more Series under an indenture (the “Base Indenture”), dated as of June 3, 2013 between the Company and the Trustee, as amended by the Supplemental Indenture, dated as of December 5, 2016, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the 2026 Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The 2026 Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this 2026 Note conflicts with the express provisions of the Indenture, the provisions of the Indenture will govern and be controlling, and to the extent any provision of the Base Indenture conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture will govern and be controlling. The Company will be entitled to issue Additional 2026 Notes pursuant to Section 2.3 of the Supplemental Indenture.

5. OPTIONAL REDEMPTION.

Prior to September 5, 2026 (the “Par Call Date”), the Company will have the right, at its option, to redeem the 2026 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to but excluding the redemption date:

(i) 100% of the principal amount of the 2026 Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments of such 2026 Notes to be redeemed.

In determining the present values of such Remaining Scheduled Payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 20 basis points.

On or after the Par Call Date, the Company will have the right, at its option, to redeem the 2026 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2026 Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

In connection with any redemption of the 2026 Notes prior to the Par Call Date, calculation of the redemption price therefor shall be made by the Company or on the Company’s behalf by such person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee or any Agent.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2026 Notes or portions thereof called for redemption.

2026 Notes subject to a partial redemption shall be selected for redemption by such method as the Trustee shall deem fair and appropriate (provided that if the 2026 Notes are represented by one or more Global Notes, the 2026 Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor) and may provide for the selection for redemption of a portion of the principal amount of the 2026 Notes equal to an authorized denomination.

No 2026 Notes of $2,000 or less can be redeemed in part. 2026 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2026 Notes held by a Holder are to be redeemed.

Notice of any redemption shall be mailed, or otherwise transmitted in accordance with the Depositary’s standard procedures therefor, at least 15 days but not more than 60 days before the redemption date to each Holder of the 2026 Notes to be redeemed.

6. SPECIAL MANDATORY REDEMPTION. The Company is not required to make any mandatory redemption or sinking fund payments with respect to the 2026 Notes.

7. OFFER TO PURCHASE UPON CHANGE OF CONTROL. If a Change of Control Triggering Event with respect to the 2026 Notes occurs, unless the Company has exercised its option to redeem the 2026 Notes in full pursuant to Section 3.1 of the Base Indenture or has defeased the 2026 Notes or satisfied and discharged the 2026 Notes, the Company shall be required to make an offer (a “Change of Control Offer”) to each Holder of the 2026 Notes to repurchase all or any part (equal to $2,000 and in integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a 2026 Note must be in a minimum principal amount of $2,000) of that Holder’s 2026 Notes pursuant to the terms set forth in the Indenture. In a Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the 2026 Notes repurchased, plus accrued and unpaid interest, if any, on the 2026 Notes repurchased to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The 2026 Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. 2026 Notes may be transferred or exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company or the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or transfer any 2026 Note or portion of a 2026 Note selected for redemption, except for the unredeemed portion of any 2026 Note being redeemed in part. Also, the Company need not exchange or register the transfer of any 2026 Notes for a period of 15 days before the day of any selection of 2026 Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

9. PERSONS DEEMED OWNERS. Subject to the record date provisions hereof, the registered Holder of a 2026 Note may be treated as its owner for all purposes.

10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the 2026 Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the 2026 Notes then outstanding, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the 2026 Notes, and any existing default or compliance with any provision of the Indenture or the 2026 Notes, may be waived with the consent of the Holders of a majority in principal amount of the then outstanding 2026 Notes, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the 2026 Notes. Without the consent of any Holder of a 2026 Note, the Indenture or the 2026 Notes may be amended or supplemented (i) to cure any ambiguity, defect or inconsistency; (ii) to provide for a supplemental indenture as set forth in Article V of the Base Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to make any change that does not adversely affect the rights of any Holder; (v) to provide for the issuance of and establish the form and terms and conditions of the Securities of any Series as permitted by the Indenture; (vi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee; or (vii) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

11. DEFAULTS AND REMEDIES. If an Event of Default with respect to the 2026 Notes shall occur and be continuing, the principal of, and any accrued and unpaid interest on, the outstanding 2026 Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of the 2026 Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

13. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the 2026 Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a 2026 Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the 2026 Notes.

14. AUTHENTICATION. This 2026 Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP NUMBERS. The Company has caused CUSIP numbers to be printed on the 2026 Notes and the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the correctness of such numbers either as printed on the 2026 Notes or as contained in any notice of redemption and reliance may be placed only on the other elements of identification printed on the 2026 Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture.

Requests may be made to:

Analog Devices, Inc.

One Technology Way

Norwood, Massachusetts 02062

Attention: General Counsel

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer

this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                to transfer this Note on the books of the Company. The agent may substitute another to act for him

Date:

Your Signature:
(sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 2026 Note purchased by the Company pursuant to Section 4.1 of the Supplemental Indenture, check the box below:

☐  Section 4.1

If you want to elect to have only part of the 2026 Note purchased by the Company pursuant to Section 4.1 of the Supplemental Indenture, state the amount you elect to have purchased ($2,000 or integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a 2026 Note must be in a minimum principal amount of $2,000): $

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

(Face of 2036 Note)

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.2 OF THE SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.2(a) OF THE SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE HEREINAFTER REFERRED TO AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY HEREINAFTER REFERRED TO.

THIS GLOBAL NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE SUPPLEMENTAL INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP:
ISIN:

ANALOG DEVICES, INC.

4.500% Senior Note due December 5, 2036

No.              $

Analog Devices, Inc., a Massachusetts corporation, promises to pay to CEDE & CO. or registered assigns, the principal sum of $         on December 5, 2036.

Interest Payment Dates:	June 5 and December 5

Record Dates:	May 21 and November 20

Dated:

ANALOG DEVICES, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Supplemental Indenture:

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Signatory

(Back of 2036 Note)

ANALOG DEVICES, INC.

4.500% Senior Note due December 5, 2036

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Analog Devices, Inc., a Massachusetts corporation (the “Company”), promises to pay interest on the principal amount of this 2036 Note at 4.500% per annum from the date hereof until maturity. The Company will pay interest semi-annually on June 5 and December 5 of each year, commencing June 5, 2017, or if any such day is not a Business Day, on the next succeeding Business Day, and no additional interest will accrue on the amount so payable for that period (each an “Interest Payment Date”). Interest on the 2036 Notes will accrue from the most recent date to which interest has been paid or provided for or, if no interest has been paid or provided for, from December 5, 2016; provided that if there is no existing Default in the payment of interest, and if this 2036 Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowable) on overdue principal at the rate equal to the then applicable interest rate on the 2036 Notes to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowable) on overdue installments of interest at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the 2036 Notes (except defaulted interest) to the persons who are registered Holders of 2036 Notes at the close of business on the May 21 or November 20 (whether or not a Business Day) next preceding the Interest Payment Date, even if such 2036 Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Base Indenture with respect to defaulted interest. Principal and interest on the 2036 Notes will be payable at the office or agency of the Paying Agent and Registrar within the City and State of New York or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the 2036 Notes at their respective addresses set forth in the register of Holders of 2036 Notes; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Securities and all other 2036 Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent at least 15 calendar days prior to the applicable payment date. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This 2036 Note is one of a duly authenticated Series of securities of the Company issued and to be issued in one or more Series under an indenture (the “Base Indenture”), dated as of June 3, 2013 between the Company and the Trustee, as amended by the Supplemental Indenture, dated as of December 5, 2016, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The terms of the 2036 Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The 2036 Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this 2036 Note conflicts with the express provisions of the Indenture, the provisions of the Indenture will govern and be controlling, and to the extent any provision of the Base Indenture conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture will govern and be controlling. The Company will be entitled to issue Additional 2036 Notes pursuant to Section 2.3 of the Supplemental Indenture.

5. OPTIONAL REDEMPTION.

Prior to June 5, 2036 (the “Par Call Date”), the Company will have the right, at its option, to redeem the 2036 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to but excluding the redemption date:

(i) 100% of the principal amount of the 2036 Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments of such 2036 Notes to be redeemed.

In determining the present values of such Remaining Scheduled Payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 25 basis points.

On or after the Par Call Date, the Company will have the right, at its option, to redeem the 2036 Notes, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2036 Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

In connection with any redemption of the 2036 Notes prior to the Par Call Date, calculation of the redemption price therefor shall be made by the Company or on the Company’s behalf by such person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee or any Agent.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2036 Notes or portions thereof called for redemption.

2036 Notes subject to a partial redemption shall be selected for redemption by such method as the Trustee shall deem fair and appropriate (provided that if the 2036 Notes are represented by one or more Global Notes, the 2036 Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor) and may provide for the selection for redemption of a portion of the principal amount of the 2036 Notes equal to an authorized denomination.

No 2036 Notes of $2,000 or less can be redeemed in part. 2036 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2036 Notes held by a Holder are to be redeemed.

Notice of any redemption shall be mailed, or otherwise transmitted in accordance with the Depositary’s standard procedures therefor, at least 15 days but not more than 60 days before the redemption date to each Holder of the 2036 Notes to be redeemed.

6. SPECIAL MANDATORY REDEMPTION. Upon the occurrence of the conditions described in Section 3.2(b) of the Supplemental Indenture, the Company will be required to redeem all of the 2036 Notes at the redemption price specified therein.

7. OFFER TO PURCHASE UPON CHANGE OF CONTROL. If a Change of Control Triggering Event with respect to the 2036 Notes occurs, unless the Company has redeemed the 2036 Notes in full pursuant to Section 3.2(b) of the Supplemental Indenture or the Company has exercised its option to redeem the 2036 Notes in full pursuant to Section 3.1 of the Base Indenture or has defeased the 2036 Notes or satisfied and discharged the 2036 Notes, the Company shall be required to make an offer (a “Change of Control Offer”) to each Holder of the 2036 Notes to repurchase all or any part (equal to $2,000 and in integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a 2036 Note must be in a minimum principal amount of $2,000) of that Holder’s 2036 Notes pursuant to the terms set forth in the Indenture. In a Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the 2036 Notes repurchased, plus accrued and unpaid interest, if any, on the 2036 Notes repurchased to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The 2036 Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. 2036 Notes may be transferred or exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company or the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or transfer any 2036 Note or portion of a 2036 Note selected for redemption, except for the unredeemed portion of any 2036 Note being redeemed in part. Also, the Company need not exchange or register the transfer of any 2036 Notes for a period of 15 days before the day of any selection of 2036 Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

9. PERSONS DEEMED OWNERS. Subject to the record date provisions hereof, the registered Holder of a 2036 Note may be treated as its owner for all purposes.

10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the 2036 Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the 2036 Notes then outstanding, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the 2036 Notes, and any existing default or compliance with any provision of the Indenture or the 2036 Notes, may be waived with the consent of the Holders of a majority in principal amount of the then outstanding 2036 Notes, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the 2036 Notes. Without the consent of any Holder of a 2036 Note, the Indenture or the 2036 Notes may be amended or supplemented (i) to cure any ambiguity, defect or inconsistency; (ii) to provide for a supplemental indenture as set forth in Article V of the Base Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to make any change that does not adversely affect the rights of any Holder; (v) to provide for the issuance of and establish the form and terms and conditions of the Securities of any Series as permitted by the Indenture; (vi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee; or (vii) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

11. DEFAULTS AND REMEDIES. If an Event of Default with respect to the 2036 Notes shall occur and be continuing, the principal of, and any accrued and unpaid interest on, the outstanding 2036 Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of the 2036 Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

13. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the 2036 Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a 2036 Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the 2036 Notes.

14. AUTHENTICATION. This 2036 Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16. CUSIP NUMBERS. The Company has caused CUSIP numbers to be printed on the 2036 Notes and the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the correctness of such numbers either as printed on the 2036 Notes or as contained in any notice of redemption and reliance may be placed only on the other elements of identification printed on the 2036 Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture.

Requests may be made to:

Analog Devices, Inc.

One Technology Way

Norwood, Massachusetts 02062

Attention: General Counsel

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer

this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                to transfer this Note on the books of the Company. The agent may substitute another to act for him

Date:

Your Signature:
(sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this 2036 Note purchased by the Company pursuant to Section 4.1 of the Supplemental Indenture, check the box below:

☐  Section 4.1

If you want to elect to have only part of the 2036 Note purchased by the Company pursuant to Section 4.1 of the Supplemental Indenture, state the amount you elect to have purchased ($2,000 or integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a 2036 Note must be in a minimum principal amount of $2,000): $

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.